UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2006

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On November 13, 2006, Vista Gold Corp. (the “Company”) issued a press release reporting the results of a preliminary assessment at the Company’s Yellow Pine project in Valley County, Idaho, that is expected to be completed in November 2006, by Pincock Allen & Holt of Lakewood, Colorado, in accordance with Canadian National Instrument 43-101 standards.  The press release is furnished as Exhibit 99.1 and is attached hereto.

On November 14, 2006, the Company issued a press release reporting its financial results for the quarter and nine months ended September 30, 2006, as reported in the Company’s Quarterly Report on Form 10-Q filed on November 14, 2006, with the U.S. Securities and Exchange Commission.  The press release is furnished as Exhibit 99.2 and is attached hereto.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1            Press Release of Vista Gold Corp. dated November 13, 2006

Exhibit 99.2            Press Release of Vista Gold Corp. dated November 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: November 15, 2006